Exhibit 10.2

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

AMENDMENT NO. 3 TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”), dated as of June 8, 2015, relating to the Fourth Amended and Restated Credit Agreement, dated as of April 18, 2013 (as amended, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), among RHP HOTEL PROPERTIES, LP, a Delaware limited partnership, (together with any permitted successors and assigns, the “Borrower”), RYMAN HOSPITALITY PROPERTIES, INC. (f/k/a Gaylord Entertainment Company) (the “Parent”), the GUARANTORS from time to time party thereto, the LENDERS from time to time party thereto and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), as amended by the Amendment No. 1 and Joinder Agreement, dated as of June 18, 2014, and as further amended by the Amendment No. 2 to Fourth Amended and Restated Credit Agreement, dated as of June 5, 2015.

RECITALS

WHEREAS, the Borrower and Lenders desire to amend certain provisions of the Existing Credit Agreement as more particularly described herein;

WHEREAS, pursuant to Section 11.01 of the Existing Credit Agreement, the Parent, the Borrower, the Loan Parties, the Lenders party hereto, constituting no less than the Required Lenders, agree to amend the Existing Credit Agreement on the terms set forth herein; and

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings given to them in the Existing Credit Agreement. The rules of interpretation set forth in Section 1.02 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Existing Credit Agreement shall, after this Agreement becomes effective, refer to the Existing Credit Agreement as amended hereby. For the avoidance of doubt, after the Amendment No. 3 Effective Date (as defined below), any references to “date hereof” or “date of this agreement” in the Existing Credit Agreement shall continue to refer to April 18, 2013.

SECTION 2. Amendments to the Credit Agreement. The Existing Credit Agreement is, effective as of the Amendment No. 3 Effective Date, hereby amended to delete clause (b) of the definition of “Change of Control” and restate such clause as follows:

“(b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”

SECTION 3. Representations of the Borrower. Borrower hereby represent and warrants that:

(a) the representations and warranties of the Borrower and each other Loan Party in or pursuant to the Loan Documents, shall be true and correct in all material respects (except that any representation and warranty that is qualified by materiality will be true and correct in all respects) on and as of the Amendment No. 3 Effective Date after giving effect hereto as if made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date;

(b) no Default or Event of Default will have occurred and be continuing on and as of the Amendment No. 3 Effective Date after giving effect hereto;

(c) each Loan Party has the organizational power and authority, and the legal right, to make, deliver and perform its obligations under this Agreement and under each of the Loan Documents executed and delivered in connection with this Agreement to which it is a party. This Agreement has been duly executed and delivered on behalf of each Loan Party that is a party hereto. This Agreement constitutes, and each other Loan Document executed and delivered in connection with this Agreement upon execution and delivery will constitute (in each case, assuming due execution by the parties other than the Loan Parties party thereto), a legal, valid and binding obligation of each Loan Party that is a party hereto and thereto, enforceable against each such Loan Party in accordance with its terms except as enforceability may be limited by applicable Debtor Relief Laws and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

(d) no approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Agreement or any other Loan Document executed and delivered in connection with this Agreement, except for consents, authorizations, notices and filings described in Schedule 4(d) to the Amendment No. 2 Disclosure Letter, all of which have been obtained or made or have the status described in such Schedule 4(d) to the Amendment No. 2 Disclosure Letter; and

(e) the execution, delivery and performance by each Loan Party of each Loan Document executed and delivered in connection with this Agreement to which such Person is party, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of any of such Person’s Organization Documents; (b) conflict with or result in any breach or contravention of, or result in or require the creation of any Lien under, or require any payment to be made under (i) any material Contractual Obligation to which such Person is a party or affecting such Person or the Property of such Person or any of its Subsidiaries or (ii) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (c) violate any Law (including, without limitation, Regulation U or Regulation X issued by the FRB);

2

SECTION 4. No Fee. For avoidance of doubt, no fees shall be required to be paid to any Lender or Administrative Agent in connection with this Agreement.

SECTION 5. Reaffirmation. By signing this Agreement, each Loan Party and each Pledgor hereby confirms that this Agreement shall not effect a novation of any of the obligations of the Loan Parties under the Existing Credit Agreement, which obligations continue in full force and effect as set forth in the Second Amended Credit Agreement, and each Loan Party and each Pledgor acknowledges and confirms that the obligations of the Loan Parties under the Existing Credit Agreement as modified or supplemented hereby (including with respect to the Revolving Loans contemplated by this Agreement) and the other Loan Documents (i) are entitled to the benefits of the guarantees, pledge of and/or grant of the security interests set forth or created in the Collateral Documents and the other Loan Documents, (ii) constitute “Obligations” and “Secured Obligations” or other similar term for purposes of the Second Amended Credit Agreement, the Collateral Documents and all other Loan Documents, (iii) notwithstanding the effectiveness of the terms hereof, the Collateral Documents and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.

SECTION 6. Applicable Law; Jurisdiction; Venue.

(a) GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE JOINT LEAD ARRANGERS MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER, ANY PLEDGOR OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

3

(c) WAIVER OF VENUE. THE BORROWER, EACH PLEDGOR AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

SECTION 7. Credit Agreement Governs. Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of any Lender or the Administrative Agent under the Existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Loan Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement or any other Loan Document in similar or different circumstances.

SECTION 8. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Miscellaneous. This Agreement shall constitute an amendment of the Existing Credit Agreement. The Borrower shall pay all reasonable fees, costs and expenses of the Administrative Agent incurred in connection with the negotiation, preparation and execution of this Agreement.

[Remainder of this page intentionally left blank]

4

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

BORROWER, GUARANTORS AND PLEDGORS:

RHP HOTEL PROPERTIES, LP,
a Delaware limited partnership, as Borrower and Pledgor

By:	RHP Partner, LLC, a Delaware limited
liability company, its general partner

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

RYMAN HOSPITALITY PROPERTIES, INC.,
a Delaware corporation, as Guarantor and Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	President and Chief Financial Officer

RHP PROPERTY GP, LP,
a Florida limited partnership, as Guarantor

By:	Opryland Hospitality, LLC, a Tennessee
limited liability company, its general partner

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

RHP PROPERTY GT, LP,
a Delaware limited partnership, as Guarantor

By: Opryland Hospitality, LLC, a Tennessee limited liability company, its general partner

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

RHP PROPERTY NH, LLC,
a Maryland limited liability company, as Guarantor and Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

RHP PARTNER, LLC
a Delaware limited liability company, as Guarantor and Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

RHP HOTELS, LLC,
a Delaware limited liability company, as Guarantor and Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

OPRYLAND HOSPITALITY, LLC,
a Tennessee limited liability company, as Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

RHP PROPERTY GT, LLC,
a Delaware limited liability company, as Pledgor

By:	/s/ Mark Fioravanti
Name:	Mark Fioravanti
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

ADMINISTRATIVE AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as Administrative Agent

By:
Name:	Anand J. Jobanputra
Title:	Senior Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
in its capacity as a Lender

By:	/s/ Anand J. Jobanputra
Name:	Anand J. Jobanputra
Title:	Senior Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

BANK OF AMERICA, N.A.,
in its capacity as a Lender

By:	/s/ Roger C. Davis
Name:	Roger C. Davis
Title:	Senior Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

DEUTSCHE BANK AG NEW YORK BRANCH,
in its capacity as a Lender

By:	/s/ James Rolison
Name:	James Rolison
Title:	Managing Director

By:	/s/ Joanna Soliman
Name:	Joanna Soliman
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

JP MORGAN CHASE BANK, N.A.,
in its capacity as a Lender

By:	/s/ Brendan Poe
Name:	Brendan Poe
Title:	Executive Director

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

U.S. BANK NATIONAL ASSOCIATION,
in its capacity as a Lender

By:	/s/ Lori Y. Jensen
Name:	Lori Y. Jensen
Title:	Senior Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
in its capacity as a Lender

By:	/s/ Steven Jonassen
Name:	Steven Jonassen
Title:	Managing Director

By:	/s/ Jason Chrein
Name:	Jason Chrein
Title:	Managing Director

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

THE BANK OF NOVA SCOTIA,
in its capacity as a Lender

By:	/s/ Chad Hale
Name:	Chad Hale
Title:	Director & Execution Head, REGAL

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

CAPITAL ONE, N.A.,
in its capacity as a Lender

By:	/s/ Ashish Tandon
Name:	Ashish Tandon
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

TD BANK, N.A.,
in its capacity as a Lender

By:	/s/ Sean C. Dunne
Name:	Sean C. Dunne
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

SUMITOMO MITSUI BANKING CORPORATION,
in its capacity as a Lender

By:	/s/ William G. Karl
Name:	William G. Karl
Title:	Executive Officer

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

RAYMOND JAMES BANK, N.A.,
in its capacity as a Lender

By:	/s/ James M. Armstrong
Name:	James M. Armstrong
Title:	Senior Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement

LENDER:

MIDFIRST BANK,
in its capacity as a Lender

By:	/s/ Tom L. Gray
Name:	Tom L. Gray
Title:	Vice President

Signature Page – Amendment No. 3 to Fourth Amended and Restated Credit Agreement